LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

KEMPER STRATEGIC
INCOME TRUST

        "... Emerging-market bonds were the trust's bright spot, as returns from domestic high-yield bonds were weak. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
13
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
18
NOTES TO
FINANCIAL STATEMENTS
21

SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER STRATEGIC INCOME TRUST
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000

 ........................................................
    BASED ON NET ASSET VALUE                   2.06%
 ........................................................
    BASED ON MARKET PRICE                      5.09%
 ........................................................

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF     AS OF
                                  5/31/00   11/30/99
 ........................................................
    NET ASSET VALUE                $12.29     $12.88
 ........................................................
    MARKET PRICE                   $13.94     $14.19
 ........................................................

THE TRUST MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES, AND IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.


DIVIDEND REVIEW

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE TRUST AS OF MAY 31, 2000.

                                      KEMPER STRATEGIC
                                        INCOME TRUST
 ............................................................
    SIX-MONTHS INCOME                      $0.90
 ............................................................
    MAY DIVIDEND                           $0.15
 ............................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)             14.64%
 ............................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET VALUE)                12.91%
 ............................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, NET ASSET VALUE, DISTRIBUTION RATES AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.


TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.
CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with two- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                         KEMPER STRATEGIC INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[J. PATRICK BIEMFORD, JR. PHOTO]
J. PATRICK BEIMFORD JR. JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST. HE IS A CHARTERED FINANCIAL ANALYST.

[ROBERT CESSINE PHOTO]
ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST. HE JOINED THE COMPANY IN 1993. HE IS A CHARTERED FINANCIAL ANALYST.

[DAN DOYLE PHOTO]
DAN DOYLE IS A FIRST VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A HIGH-YIELD BOND TRADER. HE IS A CHARTERED FINANCIAL ANALYST.

[RICHARD VANDENBERG PHOTO]
RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

PRESERVING CAPITAL PROVED CHALLENGING AS DOMESTIC BONDS FACED A SUBSTANTIAL TIGHTENING IN FEDERAL RESERVE MONETARY POLICY. EMERGING-MARKET BONDS PROVIDED STRONG RETURNS SINCE NOVEMBER FOR INVESTORS WILLING TO ASSUME HIGHER RISKS.

Q     HOW DID GLOBAL FIXED-INCOME MARKETS BEHAVE AND KEMPER STRATEGIC INCOME
TRUST PERFORM DURING THE FIRST HALF OF FISCAL YEAR 2000?

A     The period between November 30, 1999, and May 31, 2000, was a challenging time for fixed-income investors around the world. Emerging-market bonds were the trust's bright spot, as returns from domestic high-yield bonds were weak. In most established bond markets, returns for the first half of fiscal year 2000 were disappointing. For the trust, preserving capital was challenging as the Federal Reserve tightened monetary policy.

  Kemper Strategic Income Trust's 2.06 percent total return (at net asset value) for the six months ended May 31 outpaced both the average 0.66 percent return of the trust's Lipper peers (closed-end flexible income funds) and the 1.47 percent return of the trust's unmanaged benchmark, the Lehman Brothers Government/Corporate index, a group of investment-grade bonds that vary in maturity and quality.

Q     HIGH-YIELD BONDS WERE A SIGNIFICANT COMPONENT OF THE PORTFOLIO DURING THE
FIRST HALF OF FISCAL YEAR 2000. COULD YOU ELABORATE ON MARKET CONDITIONS IN THE HIGH-RISK DEBT MARKET SINCE NOVEMBER?

A     The returns from high-yield bonds were modest for the six months ended May
31, 2000. The total return of the unmanaged Merrill Lynch High Yield Master index, a group of lower-rated bonds that vary in quality, was -2.28 percent for the period. The price component of the index fell 6.59 percent. For many high-yield investors, preserving capital was a challenge, as income did not offset losses in principal value.

  One reason for the high-yield market's weakness was anemic investor demand. This past winter, the lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. As the U.S. economy enjoyed solid growth, some investors behaved as if high-yield bonds faced the worst of times. Ironically, in January, February, April and May, high-yield bonds outperformed the unmanaged Standard & Poor's 500 stock index.

Q     COULD YOU DESCRIBE HOW THE TRUST'S HIGH-YIELD BONDS WERE POSITIONED DURING
THE PERIOD?

A In a difficult environment, we believed success depended on not losing sight of the fact that the underpinnings of the high-yield debt market were sound. Since mid-1999, commodity prices have rebounded, helping many "old-economy" companies meet debt payments. During the period, we focused on larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  Since November 1999, the difference in yield, or spread, between 10-year Treasuries and comparable-maturity high-yield bonds widened to 678 basis points (6.78 percent). Given that 10-year Treasury bonds yielded 6.27 percent at the end of May 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk. That's why we had a majority of the trust's assets in the high-yield category.

Q     WHAT HAS BEEN THE HISTORICAL EXPERIENCE OF THE HIGH-YIELD BOND MARKET
DURING PERIODS OF STOCK MARKET WEAKNESS?

A     For seven times since October 1987, high-yield bonds outperformed the
Standard & Poor's 500 stock index (S&P 500) during months when the S&P 500 declined 5 percent or more. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. After five years of strong equity market performance, many investors have portfolios that are heavily laden with large-cap stocks. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers.

Q     HOW HAVE OTHER TYPES OF DOMESTIC BONDS FARED SINCE NOVEMBER?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times since November by a total of 100 basis points (1 percent) to 6.50 percent. This past winter, the government also announced a buyback plan for 30-year Treasuries. These two events decreased the attractiveness of most

PERFORMANCE UPDATE

types of intermediate-term (two- to 10-year) bonds. Prices of intermediate, investment-grade corporate bonds and other non-Treasury debt such as mortgages generally fell. GNMA mortgages generally outperformed FNMA mortgages for most of the period. Overall, the Lehman Brothers U.S. Agency index rose 0.87 percent for the six months ended May 31, 2000.

Q     YOU SAID THAT EMERGING-MARKET BONDS WERE THE PORTFOLIO'S BRIGHT SPOT. HOW
WELL HAVE THEY DONE AND WHY?

A     Investors are expecting that growth will pick up steam in emerging markets in the coming months. Bonds in some countries such as Mexico have rallied since November as rating services have upgraded certain government debt to investment-grade. The trust benefited from this trend because we had made Mexico one of the trust's largest emerging-market holdings. Overall, the Lehman Brothers Emerging Markets Bond index rose 7.50 percent for the six months ended May 31, 2000. The index is an unmanaged group of higher-risk overseas debt issued by governments and corporations in either U.S. dollars or local currencies.

Q     FINALLY, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?

A     At some point, we believe there is potential for equity-like returns from domestic high-yield securities and higher prices for most categories of U.S. and overseas bonds. First, however, the Fed needs to be convinced that domestic inflation will not become problematic. This would help alleviate the need for emerging-market countries to raise interest rates to match the Fed and protect the purchasing power of their currencies.

  Although we think short-term bond market volatility may continue for the rest of fiscal year 2000, some long-term positive trends are in place. A robust U.S. economy and a recovering global economy are helping debtors meet their bond obligations.

  We are confident in the long-term soundness of our investment strategy, and we believe investors share that confidence, given the fact that the trust sold at a more than 10 percent premium to its net asset value as of May 31, 2000. Today's exceptionally dynamic global bond market environment demands patience from fixed-income investors, and we appreciate the confidence that investors have shown in our team.

  HIGH-YIELD BOND PERFORMANCE VS. S&P 500 INDEX
During months when the S&P 500 index declined by 5 percent 1987 to 2000.

[BAR CHART]

               Merrill Lynch High Yield Master Index II*         S&P 500 Index
               -----------------------------------------         -------------
10/87                         -2.67%                                 -21.53%
11/87                          2.53%                                  -8.24%
1/90                          -1.95%                                  -6.71%
8/90                          -3.83%                                  -9.03%
8/97                          -0.17%                                  -5.60%
8/98                          -4.32%                                 -14.45%
1/00                          -0.38%                                  -5.02%

*THE MERRILL LYNCH HIGH YIELD MASTER INDEX II IS AN UNMANAGED GROUP OF LOWER QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

SOURCES: BLOOMBERG BUSINESS NEWS AND MERRILL LYNCH

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                      ON 5/31/00              ON 11/30/99
    GNMA AND OTHER MORTGAGES              30%                      28%
 ................................................................................
    HIGH-YIELD CORPORATE BONDS            18                       21
 ................................................................................
    EMERGING MARKET BONDS                 48                       49
 ................................................................................
    OTHER                                  4                        2
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

LONG-TERM FIXED INCOME SECURITIES RATINGS+

                                      ON 5/31/00              ON 11/30/99
    AAA                                   36%                      29%
 ................................................................................
    BBB                                    6                       --
 ................................................................................
    BB                                    14                       29
 ................................................................................
    B                                     40                       32
 ................................................................................
    OTHER                                  4                       10
--------------------------------------------------------------------------------
                                         100%                     100%

+THE RATINGS OF STANDARD AND POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS
 SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF S&P OR MOODY'S RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                      ON 5/31/00              ON 11/30/99
    AVERAGE MATURITY                  8.10 years              8.01 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME TRUST
Portfolio of Investments at May 31, 2000 (Unaudited)

    REPURCHASE AGREEMENT--0.3%                                                        PRINCIPAL AMOUNT      VALUE
                                          State Street Bank and Trust Company,
                                            6.37%, to be repurchased at $175,031 on
                                            06/01/2000(b)
                                            (Cost: $175,000)                            $   175,000      $   175,000
                                           ------------------------------------------------------------------------------

    SHORT-TERM OBLIGATION--4.5%

                                          Student Loan Marketing Association, 6.30%,
                                            06/01/2000
                                            (Cost: $2,500,000)                            2,500,000        2,500,000
                                          ------------------------------------------------------------------------------

    U.S. GOVERNMENT AGENCY PASS-THRUS--29.5%

                                          Federal National Mortgage Association
                                            7.50% with various maturities to
                                             04/01/2027                                     628,789          611,891
                                            7.00% with various maturities to
                                             08/01/2027                                     543,836          517,324
                                          Government National Mortgage Association
                                            8.00% with various maturities to 9/15/2026    5,237,460        5,264,663
                                            7.50% with various maturities to
                                             07/15/2029                                   9,610,356        9,459,123
                                            7.00% with various maturities to
                                             06/15/2029                                     743,364          713,165
                                          ------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                          (Cost: $16,445,117)                                             16,566,166
                                          ------------------------------------------------------------------------------

    FOREIGN BONDS--47.6%

                                          Federative Republic of Brazil C Bond,
                                            8.00%, 04/15/2014(c)                         17,003,328       11,923,584
                                          Republic of Argentina:
                                            6.178%, 09/01/2002(c)                         6,969,850        6,585,337
                                            6.178%, 04/01/2007(c)                         4,691,389        3,856,313
                                          Republic of Panama, Floating Rate Note,
                                            LIBOR plus 1%, 7.00%, 05/10/2002(c)             869,300          853,001
                                          Republic of Venezuela, Debt Conversion
                                            Bond, Floating Rate Bond, Series DL,
                                            LIBOR plus .875%, 7.00%, 12/18/2007(c)          571,429          449,286
                                          United Mexican States, Collateralized Par
                                            Bond, Series A, 6.25% 12/31/2019              2,500,000        1,993,750
                                          United Mexican States, 11.50%, 05/15/2026         910,000        1,020,337
                                          ------------------------------------------------------------------------------
                                          TOTAL FOREIGN BONDS
                                          (Cost: $23,728,876)                                             26,681,608
                                          ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

    CORPORATE BONDS--18.0%                                                            PRINCIPAL AMOUNT      VALUE

    CONSUMER
    DISCRETIONARY--2.2%
                                          Advantica Restaurant Co., 11.25%,
                                            01/15/2008                                  $    50,000      $    33,250
                                          Boca Resorts, Inc., 9.875%, 04/15/2009            250,000          231,250
                                          Color Tile, Inc., 10.75%, 12/15/2001*             330,000            3,300
                                          Hines Horticulture, Inc., 11.75%,
                                            10/15/2005                                      325,000          325,812
                                          National Vision Association, Ltd.,
                                            12.750%, 10/15/2005*                            510,000          173,400
                                          Players International, 10.875%, 04/15/2005        470,000          487,625
                                          ------------------------------------------------------------------------------
                                                                                                           1,254,637
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.1%
                                          Jafra Cosmetics International, Inc.,
                                            11.75%, 05/01/2008                               40,000           38,400
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--6.9%
                                          Allegiance Telecom, Inc., 12.875%,
                                            05/15/2008                                      390,000          417,300
                                          Call-Net Enterprises, Inc., Step-up
                                            Coupon, 0% to 05/15/2004, 10.80% to
                                            05/15/2009,                                     150,000           48,000
                                            9.375%, 05/15/2009                              100,000           58,000
                                          Intermedia Communications of Florida,
                                            Inc., Step-up Coupon, 0% to 07/15/2002,
                                            11.25% to 07/15/2007                            520,000          386,100
                                          KMC Telecom Holdings, Inc., 13.50%,
                                            05/15/2009                                      100,000           87,000
                                          Level 3 Communications Inc., 11.250%,
                                            03/15/2010                                       20,000           19,000
                                            9.125%, 05/01/2008                               10,000            8,625
                                          MGC Communications, 13.000%, 10/01/2004           350,000          364,875
                                          MetroNet Communications Corp., 12.00%,
                                            08/15/2007                                      100,000          110,750
                                          Millicom International Cellular, S.A.,
                                            Step-up Coupon, 0% to 06/01/2001,
                                            13.50% to 06/01/2006                            460,000          384,100
                                          Nextlink Communications, Inc., 10.75%,
                                            11/15/2008                                      140,000          134,400
                                          PTC International Finance,
                                            Step-up Coupon, 0% to 07/01/2002,
                                            10.75% to 07/01/2007                            500,000          345,000
                                          Teligent, Inc., 11.500%, 12/01/2007               250,000          188,750
                                          Triton Communications, L.L.C.,
                                            Step-up Coupon, 0% to 05/01/2003,
                                            11.00% to 05/01/2008                            200,000          144,500
                                          U.S. Xchange, L.L.C., 15.00%, 07/01/2008          370,000          403,300
                                          USA Mobile Communications Holdings, Inc.,
                                            14.00%, 11/01/2004                               60,000           50,400
                                          Viatel, Inc., Step-up Coupon, 0% to
                                            04/15/2003, 12.50% to 04/15/2008                450,000          225,000
                                          Western Wireless Corp., 10.50%, 02/01/2007        440,000          464,200
                                          ------------------------------------------------------------------------------
                                                                                                           3,839,300
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.7%
                                          Spectrasite Holdings, Inc., Step-up
                                            Coupon, 0% to 07/15/2003, 12.000% to
                                            07/15/2008                                       50,000           31,500
                                            0% to 04/15/2004, 11.250% to 04/15/2009         670,000          358,450
                                          ------------------------------------------------------------------------------
                                                                                                             389,950
------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.3%
                                          Australis Holdings, Step-up Coupon, 0% to
                                            11/01/2000, 15.00% to 11/01/2002*               500,000            5,000
                                            Zero coupon, 11/01/2000                          15,515           11,791
                                            CSC Holdings, Inc., 9.875%, 02/15/2013          450,000          444,375

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
                                          Diamond Cable Communications, PLC,
                                            Step-up Coupon, 0% to
                                            12/15/2000, 11.75% to 12/15/2005            $   175,000      $   163,625
                                          Frontiervision LP, 11.00%, 10/15/2006             400,000          401,000
                                          NTL Communications Corp.,
                                            Step-up Coupon 0% to
                                            10/01/2003, 12.375% to 10/01/2008               500,000          320,000
                                          NTL, Inc., 11.50%, 10/01/2008                     320,000          321,600
                                          Sinclair Broadcasting Group, Inc., 8.75%,
                                            12/15/2007                                      250,000          207,500
                                          ------------------------------------------------------------------------------
                                                                                                           1,874,891
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.8%
                                          Coinmach Corp., 11.75%, 11/15/2005                500,000          460,000
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.2%
                                          Fairchild Corp., 10.75%, 04/15/2009               130,000           85,800
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.1%
                                          Day International Group, Inc., 11.125%,
                                            06/01/2005                                       35,000           35,000
                                          GS Technologies, 12.25%, 10/01/2005               100,000           40,000
                                          Gaylord Container Corp.,
                                            9.875%, 02/15/2008                               40,000           29,600
                                            9.75%, 06/15/2007                                70,000           59,500
                                          Huntsman Package, 11.75%, 12/01/2004              170,000          171,700
                                          Riverwood International Corp., 10.875%,
                                            04/01/2008                                      830,000          771,900
                                          Stone Container Corp., 11.50%, 08/15/2006          70,000           72,800
                                          ------------------------------------------------------------------------------
                                                                                                           1,180,500
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.1%
                                          R&B Falcon Corp., 9.50%, 12/15/2008                60,000           58,800
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.8%
                                          Euramax International, PLC, 11.25%,
                                            10/01/2006                                      400,000          384,000
                                          Republic Technologies International,
                                            13.75%, 07/15/2009                              510,000           63,750
                                          ------------------------------------------------------------------------------
                                                                                                             447,750
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.6%
                                          Dimac Corp., 12.500%, 10/01/2008                  600,000            6,000
                                          Hovnanian Enterprises, Inc., 9.75%,
                                            06/01/2005                                       10,000            8,875
                                          Lennar Corp., 7.625%, 03/01/2009                  100,000           84,000
                                          Nortek, Inc., 9.875%, 03/01/2004                  270,000          254,475
                                          ------------------------------------------------------------------------------
                                                                                                             353,350
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.2%
                                          FairPoint Communications, Inc., 12.50%,
                                            05/01/2010                                      100,000          100,500
                                          ------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost: $12,803,148)                                             10,083,878
                                          ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                         NUMBER OF
    COMMON STOCK--.0%                                                                      SHARES           VALUE

    COMMUNICATIONS--0.0%
                                          AT&T Canada Inc.*                                     342      $    13,338
                                          ------------------------------------------------------------------------------
    RIGHTS & WARRANTS*--.1%

    COMMUNICATIONS--0.1%
                                          Intermedia Communications of Florida, Inc.            200           32,000
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.0%
                                          UIH Australia Pacific, Inc.                           280            8,400
                                          Australis Holdings                                    510                0
                                          ------------------------------------------------------------------------------
                                                                                                               8,400
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
                                          Empire Gas Corp.                                      359               36
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
                                          Gulf States Steel                                     150                2
                                          Republic Technologies International                   510                5
                                          ------------------------------------------------------------------------------
                                                                                                                   7
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%
                                          Bar Technologies                                      500           10,000
                                          ------------------------------------------------------------------------------
                                          TOTAL RIGHTS & WARRANTS
                                          (Cost: $31,897)                                                     50,443
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (Cost: $55,684,038) (a)                                        $56,070,433
                                          ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $55,684,038. At May 31, 2000, net unrealized appreciation for all securities based on tax cost was $386,395. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,387,004 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,000,609.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) Variable rate security. Rate shown is the effective rate on May 31, 2000 and the date shown represents the final maturity of the obligation.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2000 (Unaudited)

ASSETS
Investments in securities, at value (cost $55,684,038)          $56,070,433
---------------------------------------------------------------------------
Receivable for investments sold                                       7,744
---------------------------------------------------------------------------
Interest receivable                                                 612,454
---------------------------------------------------------------------------
TOTAL ASSETS                                                     56,690,631
---------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                               497,330
---------------------------------------------------------------------------
Payable for investments purchased                                     7,694
---------------------------------------------------------------------------
Liability under reverse of repurchase agreements                 13,318,000
---------------------------------------------------------------------------
Interest payable                                                    169,265
---------------------------------------------------------------------------
Accrued management fee                                               31,202
---------------------------------------------------------------------------
Other accrued expenses                                               51,579
---------------------------------------------------------------------------
Total liabilities                                                14,075,070
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $42,615,561
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   241,115
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                          386,395
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (6,253,103)
---------------------------------------------------------------------------
Paid-in capital                                                  48,241,154
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $42,615,561
---------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE, per share ($42,615,561 / 3,466,478 shares
of beneficial interest, $.01 par value, unlimited number of
shares authorized)                                                   $12.29
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (unaudited)

INVESTMENT INCOME
Interest                                                        $ 3,568,152
---------------------------------------------------------------------------
Dividends                                                                51
---------------------------------------------------------------------------
Total Income                                                      3,568,203
---------------------------------------------------------------------------
Expenses:
Management fee                                                      192,208
---------------------------------------------------------------------------
Services to shareholders                                             13,882
---------------------------------------------------------------------------
Custodian fees                                                        5,411
---------------------------------------------------------------------------
Auditing                                                             19,947
---------------------------------------------------------------------------
Legal                                                                 4,772
---------------------------------------------------------------------------
Trustees' fees and expenses                                           6,222
---------------------------------------------------------------------------
Reports to shareholders                                              35,924
---------------------------------------------------------------------------
Interest expense                                                    411,853
---------------------------------------------------------------------------
Other                                                                23,713
---------------------------------------------------------------------------
Total expenses, before expense reductions                           713,932
---------------------------------------------------------------------------
Expense reductions                                                   (2,165)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            711,767
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,856,436
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          (173,064)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                       (1,601,357)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (1,774,421)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 1,082,015
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,        YEAR ENDED
                                                                   2000         NOVEMBER 30,
                                                                (UNAUDITED)         1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $ 2,856,436     $ 5,860,337
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (173,064)        346,926
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (1,601,357)     (2,754,248)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        1,082,015       3,453,015
---------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (3,124,397)     (6,230,795)
---------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                        39,444          74,399
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                         39,444          74,399
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (2,002,938)     (2,703,381)
---------------------------------------------------------------------------------------------
Net assets at beginning of period                                44,618,499      47,321,880
---------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $241,115 and $509,076, respectively)       $42,615,561     $44,618,499
---------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         3,463,535       3,459,198
---------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                         2,943           4,337
---------------------------------------------------------------------------------------------
Net increase in Fund Shares                                           2,943           4,337
---------------------------------------------------------------------------------------------
Shares outstanding at end of period                               3,466,478       3,463,535
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Six months ended May 31, 2000 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Investment income received                                      $ 2,356,877
---------------------------------------------------------------------------
Payment of operating expenses                                      (671,546)
---------------------------------------------------------------------------
Proceeds from sale and maturities of investments                  4,416,329
---------------------------------------------------------------------------
Purchases of investments                                         (3,583,019)
---------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                             2,518,641
---------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of reinvestment of dividends)            (3,084,953)
---------------------------------------------------------------------------
Net increase in liability under reverse repurchase
agreements                                                           34,000
---------------------------------------------------------------------------
Cash provided by financing activities                            (3,050,953)
---------------------------------------------------------------------------
Decrease in cash                                                   (532,064)
---------------------------------------------------------------------------
Cash at beginning of period                                          34,734
---------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $  (497,330)
---------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY ACTIVATING ACTIVITIES
Net increase in net assets resulting from operations            $ 1,082,015
---------------------------------------------------------------------------
Net decrease in cost of investments                               1,419,759
---------------------------------------------------------------------------
Decrease in interest receivable                                      30,103
---------------------------------------------------------------------------
Increase in receivable for investments sold                          (7,744)
---------------------------------------------------------------------------
Decrease in payable for investments purchased                       (56,522)
---------------------------------------------------------------------------
Increase in interest payable                                         70,561
---------------------------------------------------------------------------
Decrease in accrued expenses and payables                           (19,531)
---------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                           $ 2,518,641
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                     SIX MONTHS
                                                        ENDED
                                                       MAY 31,                YEARS ENDED NOVEMBER 30,
                                                        2000       -----------------------------------------------
                                                     (UNAUDITED)    1999      1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $12.88       13.68    15.39    15.34    13.12    12.60
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .82(a)     1.69(a)   1.77    1.79     1.75     1.68
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   (.51)       (.69)   (1.68)     .06     2.25      .54
------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .31        1.00      .09     1.85     4.00     2.22
------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income             (.90)      (1.80)   (1.80)   (1.80)   (1.78)   (1.70)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $12.29       12.88    13.68    15.39    15.34    13.12
------------------------------------------------------------------------------------------------------------------
Market value, end of year                               $13.94       14.19    16.94    19.81    17.75    14.25
------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
------------------------------------------------------------------------------------------------------------------
Based on net asset value (%)                              2.06**      6.03      .48    12.55    32.63    19.29
------------------------------------------------------------------------------------------------------------------
Based on market value (%)                                 5.09**     (5.67)   (5.28)   23.53    39.99    20.70
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                 42,616      44,618   47,322   53,129   52,944   44,776
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           3.21*       3.21     3.94     3.99     3.89     4.35
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            3.20*       3.21     3.94     3.99     3.89     4.35
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before interest expense (%)             1.35*       1.40     1.20     1.24     1.23     1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                       12.85*      12.94    12.05    11.45    12.43    13.56
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 13*         19       13       16       19       49
------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

 * Annualized
** Not annualized
(a) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Income Trust (the "Fund"), is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             REVERSE REPURCHASE AGREEMENTS. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is

NOTES TO FINANCIAL STATEMENTS

                             obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $6,077,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($293,000), November 30, 2003
                             ($5,154,000), and November 30, 2006 ($630,000) the
                             expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at May 31, 2000. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $ 3,590,713

                             Proceeds from sales                       5,572,367

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $192,208 for the six months ended
                             May 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no direct payments to its officers and incurred trustees fees of $6,222 to independent trustees.

--------------------------------------------------------------------------------

4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             May 31, 2000, the Fund had outstanding reverse repurchase agreements as follows:

                                                                      VALUE OF ASSETS SOLD                       WEIGHTED
                                                                        UNDER AGREEMENT         REPURCHASE       AVERAGE
                                       COUNTERPARTY                      TO REPURCHASE           LIABILITY       MATURITY
                                       ------------                   --------------------      -----------      --------
                                       Merrill Lynch & Co.                $ 1,463,940           $ 1,457,000      128 days
                                       Salomon Smith
                                         Barney                            12,302,151            11,861,000       61 days
                                                                          -----------           -----------
                                                                          $13,766,091           $13,318,000
                                                                          ===========           ===========

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,629 and $536, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rate at the date of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Strategic Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld
      James E. Akins             3,281,455     62,129
      Linda C. Coughlin          3,279,725     63,859
      James R. Edgar             3,285,033     58,551
      Arthur R. Gottschalk       3,286,133     57,451
      Frederick T. Kelsey        3,284,880     58,604
      Thomas W. Littauer         3,286,922     56,662
      Fred B. Renwick            3,281,018     62,566
      John G. Weithers           3,288,827     54,757

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against   Abstain
      3,315,365   5,063     23,157

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
JAMES R. EDGAR                                                      BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
ARTHUR R. GOTTSCHALK
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
FRED B. RENWICK
Trustee                           LINDA J. WONDRACK
                                  Vice President
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-6066
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606



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